SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549




                                  FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): November 14, 2003


                           CREATIVE HOST SERVICES, INC.
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                Exact Name of Registrant as Specified in Its Charter

                                  California
                  --------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

      000-22845                                      33-0169494
 ----------------------                   ----------------------------------
(Commission File Number)                 (IRS Employer Identification Number)


16955 Via Del Campo, Suite 110, San Diego, CA                92127
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(Address of Principal Executive Offices)                    Zip Code


                               (858) 675-7711
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             (Registrant's Telephone Number, Including Area Code)

                                   N/A
           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)



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ITEM 5.  Other Events and Regulation FD Disclosure

On November 14, 2003, Creative Host Services, Inc. (the "Company") called for redemption a total of $425,000 in Convertible Notes, which were issued by the Company in a private placement during the first quarter of 2002. The Notes are eligible to be called for redemption since the common stock of the Company has traded at or above twice the $1.05 conversion price for the past thirty days.


ITEM 7.  Financial Statements and Exhibits.

        (c)   Exhibits

              99.1 Press Release, dated November 14, 2003.


ITEM 12. Results of Operations and Financial Condition.

On November 14, 2003, the Company issued a press release announcing its financial results for the third quarter of 2003. The text of the press release is attached hereto as Exhibit 99.1. A copy of that press release and other information on the Company can also be found on the Company's website located at www.creativehostservices.com.

The information Furnished in this Item of Form 8-K, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.



                               SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CREATIVE HOST SERVICES, INC.


Dated: November 17, 2003                   By /s/ Sayed Ali
                                             -----------------------------
                                             Sayed Ali
                                             President

                              EXHIBIT INDEX
                              -------------

Exhibit No.                          DESCRIPTION
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  99.1               Press release issued November 14, 2003, announcing
                     Financial results for third quarter of 2003.